UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2005

ClearComm, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-28362	66-0514434
(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification No.)

City View Plaza – Suite 700

No. 48 of Road 165

Guaynabo, Puerto Rico 00968

(Address of principal executive offices)

Registrant’s telephone number, including area code (787) 620-0140

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders

Effective November 30, 2005, the partners of ClearComm, L.P. (the “Partnership”) approved an amendment to the Partnership’s Agreement of Limited Partnership, as previously amended, to extend the latest date on which the Partnership will dissolve from December 31, 2005 to December 31, 2010.

Item 9.01(d)	Exhibits

Number	Description

4

Amendment to Agreement of Limited Partnership, dated November 30, 2005, by and between SuperTel Communications Corp., a Puerto Rico corporation, as the general partner of the Partnership, and the Limited Partners of the Partnership who hold in the aggregate a majority of the outstanding Partnership Units held by Limited Partners

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2005	ClearComm, L.P.

	By:	SuperTel Communications Corp.
	Its:	General Partner

	By:	/s/ Javier O. Lamoso
Javier O. Lamoso
President